UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2025 (May 21, 2025)

ARDENT HEALTH PARTNERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42180	61-1764793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Seven Springs Way, Suite 100, Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

(615) 296-3000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARDT	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2025, Ardent Health Partners, Inc. (the "Company") filed an amendment to its Certificate of Incorporation to change its name to Ardent Health, Inc. (the "Amendment"), effective June 3, 2025. The Amendment was duly approved by the Company's Board of Directors, and stockholder approval of the Amendment is not required pursuant to Section 242(d)(1) of the General Corporation Law of the State of Delaware.  In conjunction with the name change, the Company's Bylaws are being amended and restated to reflect the Company's new name effective as of, and contingent upon, the effectiveness of the Amendment.  The Company's common stock will continue to trade on the New York Stock Exchange under the symbol "ARDT" and its CUSIP number will not change.

A copy of the Amendment is attached hereto as Exhibit 3.1 and a copy of the Company's Amended and Restated Bylaws is attached hereto as Exhibit 3.2, each of which are incorporated by reference herein. A copy of the press release announcing the name change is attached hereto as Exhibit 99.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the "Annual Meeting") on May 21, 2025. At the Annual Meeting, a total of 107,766,620 shares of the Company's common stock, out of a total of 142,750,013 shares of common stock outstanding and entitled to vote as of the record date for the Annual Meeting, were represented in person or by proxy. Voting results from the Annual Meeting were as follows:

1.The following 11 director nominees were elected to the Company's Board of Directors, as follows:

	For	Withhold	Broker Non-Votes

Martin J. Bonick	101,179,107	1,786,673	4,800,840
Peter Bulgarelli	96,506,625	6,459,155	4,800,840
Peter Bynoe	99,389,151	3,576,629	4,800,840
Suzanne Campion	100,558,222	2,407,558	4,800,840
Robert A. DeMichiei	101,784,416	1,181,364	4,800,840
William Goodyear	101,314,059	1,651,721	4,800,840
Ellen Havdala	96,271,164	6,694,616	4,800,840
Edmondo Robinson	101,502,175	1,463,605	4,800,840
Rahul Sen	96,312,795	6,652,985	4,800,840
Mark Sotir	101,164,124	1,801,656	4,800,840
Rob Webb	101,842,241	1,123,539	4,800,840

2.    The stockholders approved on a non-binding advisory basis the compensation paid by the Company to its named executive officers, as disclosed in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2025, as follows:

For	Against	Abstentions	Broker Non-Votes

101,457,024	1,202,587	306,169	4,800,840

3.    The stockholders approved on a non-binding advisory basis that a non-binding advisory stockholder vote on the compensation paid to the Company's named executive officers shall occur annually, as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

102,656,561	610	8,553	300,056	4,800,840

Based on these results, the Company's Board of Directors determined that the Company will hold a non-binding advisory vote on the compensation paid to its executive officers on an annual basis (once every year) until the next stockholder vote on the frequency of future named executive compensation votes.

4.    The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, as follows:

For	Against	Abstentions	Broker Non-Votes

107,687,310	69,760	9,550	0

Item 9.01.     Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Company's Certificate of Incorporation
3.2	Amended and Restated Bylaws of Ardent Health, Inc.
99	Press release issued on May 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2025	ARDENT HEALTH PARTNERS, INC.

	By:	/s/ Stephen C. Petrovich

	Name:	Stephen C. Petrovich
	Title:	Executive Vice President & General Counsel